Exhibit 10.53

THIRD AMENDMENT TO LOAN AGREEMENT

This Third Amendment to Loan Agreement (this “Amendment”) is made as of February 5, 2015, by and among AMERICAN TOWER CORPORATION, as Borrower (the “Borrower”), TORONTO DOMINION (TEXAS) LLC, as Administrative Agent (the “Administrative Agent”), and the financial institutions whose names appear as lenders on the signature page hereof.

WHEREAS, the Borrower and the Administrative Agent are party to that certain Loan Agreement, dated as of June 28, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”) among the Borrower, the Administrative Agent and the Lenders from time to time party thereto.

WHEREAS, the Borrower, the Administrative Agent and the Lenders who are signatories hereto and who constitute Majority Lenders have agreed to amend the Loan Agreement pursuant to Section 12.12 of the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Loan Agreement.

2. AMENDMENT. Section 7.6 of the Loan Agreement is hereby amended by deleting the text thereof and inserting in its place the following:

“As of the end of each fiscal quarter, the Company shall not permit the ratio of (a) Total Debt on such calculation date to (b) Adjusted EBITDA, as of the last day of such fiscal quarter to be greater than (i) for the fiscal quarter ended December 31, 2014, 6.00 to 1.00, (ii) for the fiscal quarters ended March 31, 2015 and June 30, 2015, 8.00 to 1.00, (iii) for the fiscal quarters ended September 30, 2015 and December 31, 2015, 7.00 to 1.00 and (iv) thereafter, 6.00 to 1.00.”

3. BRING-DOWN OF REPRESENTATIONS. The Borrower hereby certifies that, as of the date of this Amendment, (i) the representations and warranties contained in Section 4.1 of the Loan Agreement are true and correct in all material respects, except for those representations and warranties that are qualified by materiality or Materially Adverse Effect, which shall be true and correct, both before and after giving effect to this Amendment, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of the Loan Agreement except to the extent stated to have been made as of the Agreement Date, and (ii) no Default exists.

4. EFFECTIVENESS. This Amendment shall become effective upon the Administrative Agent receiving this Amendment duly executed by the Borrower and the Majority Lenders.

5. NO OTHER AMENDMENTS. Except as provided herein, each of the other provisions of the Loan Agreement shall remain in full force and effect.

6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission shall be effective as delivery of a manually executed counterpart.

7. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and performed in the State of New York.

8. MISCELLANEOUS.

(a) On and after the effective date of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c) On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year above written.

BORROWER:	AMERICAN TOWER CORPORATION

	By:	/S/ THOMAS A. BARTLETT
	Name:	Thomas A. Bartlett
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Loan Agreement]

LENDERS	TORONTO DOMINION (TEXAS) LLC, as Administrative Agent and a Lender

	By:	/S/ ROBIN ZELLER
	Name:	Robin Zeller
	Title:	Senior Vice President

BANK OF AMERICA, N.A. as a Lender

	By:	/S/ MARIE FORURIA
	Name:	Marie Foruria
	Title:	Vice President

Barclays PLC, as a Lender

	By:	/S/ CRAIG J. MALLOY
	Name:	Craig J. Malloy
	Title:	Director

BNP PARIBAS, as a Lender

	By:	/S/ BARBARA NASH
	Name:	Barbara Nash
	Title:	Managing Director

	By:	/S/ JENNY SHUM
	Name:	Jenny Shum
	Title:	Vice President

Citibank, N.A., as a Lender

	By:	/S/ ROBERT F. PARR
	Name:	Robert F. Parr
	Title:	Managing Director & Vice President

[Signature Page to Third Amendment to Loan Agreement]

COBANK, ACB, as a Lender

By:	/S/ GARY FRANKE
Name:	Gary Franke
Title:	Vice President

JP MORGAN CHASE BANK, N.A. as a Lender

By:	/S/ DONALD R. BENSON
Name:	Donald R. Benson
Title:	Managing Director

Morgan Stanley Bank, N.A. as a Lender

By:	/S/ SCOTT JENSEN
Name:	Scott Jensen
Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/S/ MATTHEW ANTIOCO
Name:	Matthew Antioco
Title:	Vice President

THE ROYAL BANK OF CANADA, as a Lender

By:	/S/ SCOTT JOHNSON
Name:	Scott Johnson
Title:	Authorized Signatory

[Signature Page to Third Amendment to Loan Agreement]

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/S/ TYLER J. MCCARTHY
Name:	Tyler J. McCarthy
Title:	Director

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., as a Lender

By:	/S/ VERÓNICA INCERA
Name:	Verónica Incera
Title:	Managing Director

By:	/S/ MAURICIO BENITEZ
Name:	Mauricio Benitez
Title:	Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/S/ TANYA CROSSLEY
Name:	Tanya Crossley
Title:	Director

By:	/S/ JILL WONG
Name:	Jill Wong
Title:	Director

GOLDMAN SACHS BANK USA, as a Lender

By:	/S/ JAMIE MINIERI
Name:	Jamie Minieri
Title:	Authorized Signatory

[Signature Page to Third Amendment to Loan Agreement]

MIZUHO BANK LTD., as a Lender

By:	/S/ BERTRAM H. TANG
Name:	Bertram H. Tang
Title:	Authorized Signatory

SANTANDER BANK, N.A., as a Lender

By:	/S/ PALOMA DEL VALLE
Name:	Paloma Del Valle
Title:	Vice President

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/S/ SHUJI YABE
Name:	Shuji Yabe
Title:	Managing Director

[Signature Page to Third Amendment to Loan Agreement]